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                                                                   EXHIBIT 25.1
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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C. 20549

                               -----------------

                                   FORM T-1

                           STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF
                  A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                               -----------------

              CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                    A TRUSTEE PURSUANT TO SECTION 305(B)(2)

                               -----------------

                             THE BANK OF NEW YORK
              (EXACT NAME OF TRUSTEE AS SPECIFIED IN ITS CHARTER)

                     NEW YORK                   13-5160382
              (STATE OF INCORPORATION        (I.R.S. EMPLOYER
              IF NOT A NATIONAL BANK)       IDENTIFICATION NO.)

                  ONE WALL STREET
                NEW YORK, NEW YORK                 10286
               (ADDRESS OF PRINCIPAL            (ZIP CODE)
                EXECUTIVE OFFICES)

                   SOUTHWEST SHOPPING CENTERS CO. II, L.L.C
             (EXACT NAME OF OBLIGOR AS SPECIFIED IN ITS CHARTER)

                     DELAWARE                   34-1841345
                  (STATE OR OTHER            (I.R.S. EMPLOYER
                  JURISDICTION OF           IDENTIFICATION NO.)
                 INCORPORATION OR
                   ORGANIZATION)

               C/O FIRST UNION REAL ESTATE EQUITY AND MORTGAGE
                                 INVESTMENTS
                  125 PARK AVENUE
                   NEW YORK, NY                    10017
               (ADDRESS OF PRINCIPAL            (ZIP CODE)
                EXECUTIVE OFFICES)

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                        SECURED NOTES, SERIES 2002-SSCC
                      (TITLE OF THE INDENTURE SECURITIES)

                               -----------------

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ITEM 1.  GENERAL INFORMATION.

   Furnish the following information as to the trustee:

   (a) Name and address of each examining or supervising authority to which it is subject.

      Superintendent of Banks of the State of New York, NY, 2 Rector Street, N.Y., NY 10006, and Albany, NY 12203.

      Federal Reserve Bank of New York, 33 Liberty Street, New York, NY 10045

      Federal Deposit Insurance Corporation, Washington, D.C., 20429.

      New York Clearing House Association, New York, NY 10005

   (b) Whether it is authorized to exercise corporate trust powers.

   Yes.

ITEM 2.  AFFILIATIONS WITH THE OBLIGOR.

   If the obligor is an affiliate of the trustee, describe each such affiliation.

   None.

ITEM 16.  LIST OF EXHIBITS

   List below all exhibits filed as a part of this Statement of Eligibility.

    1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

    4. A copy of the existing By-Laws of the Trustee (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

    6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

    7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

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                                   SIGNATURE

   Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York, on the 18th day of September, 2002.

                                    THE BANK OF NEW YORK

                                    By:         /S/  CASSANDRA D. SHEDD
                                        -----------------------------------
                                        NAME: CASSANDRA D. SHEDD
                                        TITLE: ASSISTANT VICE PRESIDENT

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                                   EXHIBIT 7

                      CONSOLIDATED REPORT OF CONDITION OF

                             THE BANK OF NEW YORK

                   of One Wall Street, New York, N.Y. 10286
                    And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business June 30, 2002, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                                 DOLLAR AMOUNTS
                                                                                  IN THOUSANDS
                                                                                 --------------
Cash and balances due from depository institutions:
    Noninterest-bearing balances and currency and coin..........................  $ 2,850,111
    Interest-bearing balances...................................................    6,917,898
Securities:
    Held-to-maturity securities.................................................    1,201,319
    Available-for-sale securities...............................................   13,227,788
    Federal funds sold in domestic offices......................................    1,748,562
    Securities purchased under agreements to resell.............................      808,241
Loans and lease financing receivables:
    Loans and leases held for sale..............................................      974,505
    Loans and leases, net of unearned income.....................  36,544,957...
    LESS: Allowance for loan and lease losses....................     578,710...
    Loans and leases, net of unearned income and allowance......................   35,966,247
Trading Assets..................................................................    6,292,280
Premises and fixed assets (including capitalized leases)........................      860,071
Other real estate owned.........................................................          660
Investments in unconsolidated subsidiaries and associated companies.............      272,214
Customers' liability to this bank on acceptances outstanding....................      467,259
Intangible assets...............................................................
Goodwill........................................................................    1,804,922
Other intangible assets.........................................................       70,679
Other assets....................................................................    4,639,158
                                                                                  -----------
Total assets....................................................................  $78,101,914
                                                                                  ===========
LIABILITIES
Deposits:
    In domestic offices.........................................................  $29,456,619
    Noninterest-bearing..........................................  11,393,028...
    Interest-bearing.............................................  18,063,591...
    In foreign offices, Edge and Agreement subsidiaries, and IBFs...............   26,667,608
    Noninterest-bearing..........................................     297,347...
    Interest-bearing.............................................  26,370,261...
Federal funds purchased in domestic offices.....................................    1,422,522
Securities sold under agreements to repurchase..................................      466,965
Trading liabilities.............................................................    2,946,403
Other borrowed money:
    (includes mortgage indebtedness and obligations under capitalized leases)...    1,844,526
Bank's liability on acceptances executed and outstanding........................      469,319
Subordinated notes and debentures...............................................    1,840,000
Other liabilities...............................................................    5,998,479
                                                                                  -----------
Total liabilities...............................................................  $71,112,441
                                                                                  ===========
Minority interest in consolidated subsidiaries..................................      500,154

EQUITY CAPITAL
Perpetual preferred stock and related surplus...................................            0
Common stock....................................................................    1,135,284
Surplus.........................................................................    1,055,509
Retained earnings...............................................................    4,244,963
Accumulated other comprehensive income..........................................       53,563
Other equity capital components.................................................            0
                                                                                  -----------
Total equity capital............................................................    6,489,319
                                                                                  -----------
Total liabilities, minority interest and equity capital.........................  $78,101,914
                                                                                  ===========

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   I, Thomas J. Mastro, Senior Vice President and Comptroller of the
above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

THOMAS J. MASTRO, Senior Vice President and Comptroller

   We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

THOMAS A. RENYI       )
GERALD L. HASSELL     )     Directors
ALAN R. GRIFFITH      )